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EXHIBIT 10.19

SECOND AMENDMENT TO THE LEASE BETWEEN
Research Interchange One, L.P. as Landlord and
Testchip Technologies, Inc. as Tenant
For the Premises at 9300 United Drive, Suite 180, Austin, Texas
Dated November 17, 2000

        This amendment to the Lease for the Premises at 9300 United Drive, Suite 180, Austin, Texas, dated November 17, 2000, (the "Lease") and amended by First Amendment on March 28, 2001 by and between Research Interchange One, L. P. a Texas Limited Partnership (the "Landlord"), and Testchip Technologies, Inc., (the "Tenant") is made and entered into between Landlord and Tenant as of the sixth day of June, 2001.

WITNESSETH

        WHEREAS, expenses incurred by Landlord for the build-out of Tenant's improvements were less than the $703,920.00 Allowance called for in Exhibit G of the Lease.

        WHEREAS, Landlord and Tenant desire to amend the Lease with respect to the Base Rental called for in Exhibit D of the Lease as a result of Landlord spending $13,930.01 less than the Allowance under the formula contained in Exhibit G for such purpose.

        NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

        1.    Defined Terms.    Unless otherwise defined herein, capitalized terms used herein and defined in the Lease shall be used herein as so defined in the Lease.

        2.    Amended Provisions.    All terms and conditions of the Lease shall remain the same except that the Base Rental shall change for the months shown below:

New Monthly Base Rental
June 1, 2001 to February 29, 2004	$32,121.00
March 1, 2004 to February 28, 2006	$35,365.00

        3.    Further Amendment.    Should additional expenses applicable to Landlord's Allowance be paid by Landlord, further adjustments will be made under the adjustment provision of Exhibit G of the Lease.

(SIGNATURES ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, Landlord and Tenant have executed this amendment effective as of the date first written above.

LANDLORD
Research Interchange One, L. P.
By:	/s/ Brian F. Gaston
	Print Name:	Brian F. Gaston
	Print Title:	President
TENANT
Testchip Technologies, Inc.
By:	/s/ Martin Kaup
	Print Name:	Martin Kaup
	Print Title:	Assistant Controller

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  EXHIBIT 10.19
SECOND AMENDMENT TO THE LEASE BETWEEN Research Interchange One, L.P. as Landlord and Testchip Technologies, Inc. as Tenant For the Premises at 9300 United Drive, Suite 180, Austin, Texas Dated November 17, 2000